EXHIBIT 99.1

Sec.  906  CERTIFICATION
------------------------

November  14,  2003

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

RE:   CERTIFICATION  PURSUANT  TO  SECTION  906  OF
      THE  SARBANES-OXLEY  ACT  OF  2002

Ladies  and  Gentlemen,

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002, in connection with the filing of the quarterly report on Form 10-Q of Genesis Bioventures, Inc. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to the such officer's knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


       /S/   E.  Greg  McCartney
       ----------------------------------------
Name:  E.  Greg  McCartney
       President  and  Chief  Executive
       Officer

       /S/  T.  J.  Louis  McKinney
       -----------------------------------------
Name:  T.  J.  Louis  McKinney
       Chief  Financial  Officer


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